Exhibit 10.4

EXECUTION VERSION

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is entered into as of November 23, 2020, by and between Loral Space & Communications Inc., a Delaware corporation (the “Company”), and Telesat Partnership LP, a Canadian limited partnership (the “Subscriber”). The Company and the Subscriber are referred to collectively as the “Parties” and each individually as a “Party”. Reference is hereby made to that certain Transaction Agreement and Plan of Merger by and among the Company, the Subscriber and the other parties set forth on the signature pages thereto (the “Integration Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Integration Agreement.

RECITALS

WHEREAS, pursuant to Article IV of that certain Amended and Restated Certificate of Incorporation of the Company filed by the Company with the Secretary of State of the State of Delaware on May 19, 2009 (the “Certificate of Incorporation”), the Company is authorized to issue preferred stock of the Company from time to time in one or more series, each of which series shall have such distinctive designation or title, number of shares, rights, preferences, powers, restrictions or limitations as shall be determined by the Board of Directors of the Company;

WHEREAS, pursuant to Article IV of the Certificate of Incorporation, on November 24, 2020, the Company will file that certain Certificate of Designation with the Secretary of State of the State of Delaware, which sets forth the designations, rights, preferences, powers, restrictions and limitations of the Series B Preferred Stock, par value $0.01 per share, of the Company (the “Series B Preferred Stock”);

WHEREAS, the Board of Directors of the Company has approved the issuance and sale of five (5) shares (the “Shares”) of Series B Preferred Stock on the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, the Subscriber desires to purchase from the Company, and the Company desires to sell to the Subscriber, the Shares, all on the terms set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the Parties hereby agree as follows:

AGREEMENT

Section 1.            Issuance of Series B Preferred Stock.

1.1.            Subject to the terms and conditions set forth herein, on the date hereof, the Company hereby agrees to issue and sell to the Subscriber, and the Subscriber hereby agrees to purchase from the Company, the Shares at the purchase price of $20.08 per Share (the “Purchase Price”).

1.2.            The closing of the purchase, sale and issuance of the Shares pursuant to this Agreement shall occur at the New York offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019 on the date hereof.

1.3.            The sale and purchase of the Shares pursuant to this Agreement shall be effected on the date hereof by the Company updating the books and records of the Company to reflect the additional Shares, against delivery by the Subscriber to the Company of the aggregate Purchase Price for such Shares. Such payment to be made to the Company by wire transfer of immediately available funds to an account designated by the Company.

Section 2.            Representations and Warranties of the Company. The Company represents and warrants to the Subscriber as of the date hereof that:

2.1.            The Company is in good standing under the laws of the State of Delaware.

2.2.            The Company has all requisite power and authority necessary (a) to carry on its business as now being conducted and (b) to execute and deliver this Agreement and perform its obligations hereunder.

2.3.            The Company has authorized the execution and delivery of this Agreement and the sale and issuance of the Shares. When executed and delivered by the Company, this Agreement shall constitute a legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

2.4.            The Shares, when issued, sold and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable, and will be free and clear of all liens, charges, claims and encumbrances.

2.5.            Notwithstanding any provision of this Agreement to the contrary, the Company makes no representations or warranties to the Subscriber or to any other person in connection with the transactions contemplated by this Agreement, except as specifically set forth in this Section 2. All other representations and warranties, whether express or implied, are disclaimed by the Company.

Section 3.            Representations and Warranties of the Subscriber. The Subscriber represents and warrants as of the date hereof that:

3.1.            The Subscriber is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation.

3.2.            The Subscriber has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. When executed and delivered by the Subscriber, this Agreement shall constitute a legal, valid and binding obligation of the Subscriber enforceable in accordance with its terms.

3.3.            The Subscriber has been advised and understands that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), on the ground that the offer and sale of such Shares to the Subscriber are exempt from the registration requirements of the Securities Act. The Subscriber understands that the Company’s reliance on such exemption is predicated in part on the representations of the Subscriber that are contained herein. The Subscriber understands that it must bear the economic risk of an investment in the Shares being purchased by it for an indefinite period of time because the Shares have not been registered under the Securities Act and, therefore, cannot be sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

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3.4.            The Subscriber understands that the acquisition of the Shares involves a high degree of risk, that there is no established market for the Shares and that it is not likely that any public market for the Shares will develop in the near future.

3.5.            The Subscriber is acquiring the Shares to be acquired by the Subscriber hereunder for its own account and not with a view to, or for resale in connection with, the distribution thereof in violation of the Securities Act.

3.6.            The Subscriber has the knowledge and experience in financial and business matters such that the Subscriber is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time.

3.7.            The Subscriber has carefully considered the potential risks relating to the Company and the acquisition of the Shares. The Subscriber is familiar with the business and financial condition, properties, operations and prospects of the Company and has had the opportunity to ask questions of, and receive answers from the Company concerning the terms and conditions of the investment and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to the Subscriber or to which the Subscriber has had access. The Subscriber has made, either alone or together with its advisors, such independent investigation of the Company as the Subscriber deems to be, or its advisors deem to be, necessary or advisable in connection with this investment. The Subscriber understands that no federal or state agency has passed upon this investment or upon the Company, nor has any such agency made any finding or determination as to the fairness of the investment.

3.8.            The Subscriber acknowledges and agrees that neither the Company nor any representative or agent thereof has made any representations or warranties in connection with the transactions contemplated by this Agreement, except as specifically set forth in Section 2, and the Subscriber has not relied upon any representations or warranties from any person or entity other than the representations and warranties set forth in Section 2. The Subscriber understands and agrees that, other than the representations and warranties of the Company set forth in Section 2, neither the Company nor any representative or agent thereof makes any representation or warranty, expressed or implied, as to the accuracy or completeness of the information provided or to be provided to the Subscriber by or on behalf of the Company or any other person or entity or related to the transactions contemplated hereby or any other document or instrument referred to herein, and nothing contained in any other documents or instruments provided or statements made by or on behalf of the Company or any other person or entity to the Subscriber is, or shall be relied upon as, a promise or representation by the Company or any representative or agent thereof or any other person or entity that any such information is accurate or complete.

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3.9.            The Subscriber is an “accredited investor” as that term is defined in Rule 501(a) promulgated under the Securities Act.

3.10.            The Company shall not have any liability of any kind in respect of any brokerage or finders’ fees, agents’ commissions or other similar payment to any broker, finder, agent or like party retained by or on behalf of the Subscriber.

3.11.            Notwithstanding any provision of this Agreement to the contrary, the Subscriber makes no representations or warranties to the Company or to any other person in connection with the transactions contemplated by this Agreement, except as specifically set forth in this Section 3. All other representations and warranties, whether express or implied, are disclaimed by the Subscriber.

Section 4.            Miscellaneous.

4.1.            Entire Agreement. This Agreement sets forth the entire understanding among the Parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

4.2.            Successors and Assigns. This Agreement shall bind and inure to the benefit of the Parties and their respective successors, assigns, heirs and representatives.

4.3.            Survival. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery hereof and transfer of any Shares.

4.4.            Counterparts. This Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, of the Parties.

4.5.            Severability. In the event that any one or more of the provisions (or parts thereof) contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision (or part thereof) of this Agreement or any other such instrument. Furthermore, in lieu of any such invalid or unenforceable term or provision (or part thereof), the Parties intend that there shall be added as a part of this Agreement a provision (or part thereof) as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

4.6.            Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered; (b) when delivered, if sent to the recipient by electronic mail during normal business hours of the recipient, and otherwise on the next Business Day; provided that, if sent by electronic mail, the notice, demand or other communication shall be confirmed by the same being sent by one of the means contemplated by the following clauses (c) or (d) (it being understood that delivery shall be effective in accordance with this clause (b)); (c) one Business Day after the date when sent to recipient by reputable express courier service (charges prepaid) if it is also sent by clause (b); or (d) upon receipt when sent by certified or registered mail, postage prepaid. Notices, demands and other communications, in each case to the respective Parties, shall be sent to the applicable address set forth below:

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If to the Company:

Loral Space & Communications Inc.

600 Fifth Avenue

New York, New York 10020

Attn: Avi Katz

Email: akatz@hq.loral.com

With a concurrent copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Attn: Maurice M. Lefkort and A. Mark Getachew

Email: mlefkort@willkie.com; mgetachew@willkie.com

If to the Subscriber:

Telesat Partnership, LP

c/o Telesat Canada

160 Elgin Street, Suite 2100

Ottawa, Ontario, Canada

K2P 2P7

Attn: Chris DiFrancesco

Email: CDiFrancesco@telesat.com

With concurrent copies (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019

Attn: John L. Robinson

Email: JLRobinson@wlrk.com

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attn: Douglas Warner

Email: doug.warner@weil.com

Any Party may, by notice given in accordance with this Section 4.6 to the other Parties, designate another address or person for receipt of notices hereunder. Notwithstanding the first paragraph of this Section 4.6, notice of such a change shall be effective only upon receipt.

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4.7.            Non-Recourse. Notwithstanding anything to the contrary contained in this Agreement, express or implied, the Parties acknowledge and agree that, this Agreement may be enforced only against the entities that are expressly named as Parties and then only with respect to the specific obligations set forth herein with respect to such Party. No past, present or future director, officer, employee, incorporator, member, manager, general or limited partner, stockholder, Affiliate, agent, attorney or representative of any Party, nor any of their respective Affiliates (including any person negotiating or executing this Agreement on behalf of a Party), all of which are intended to be third party beneficiaries of this Section 4.7, shall have any Liability for any obligations or Liabilities of any Party with respect to this Agreement or with respect to any claim or cause of action (whether in contract, tort or otherwise) based on, arising out of or relating to this Agreement or the transactions contemplated hereby (including the negotiation, execution or performance of this Agreement and any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement).

4.8.            Governing Law.

(a)            This Agreement, and all matters arising out of or relating to this Agreement, including (i) its negotiation, execution and validity and (ii) any Proceeding, whether at law or in equity, whether in contract, tort or otherwise (including any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, construed and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to any laws, rules or provisions of the State of Delaware that would cause the application of the laws, rules or provisions of any jurisdiction other than the State of Delaware. Any Proceeding against any Party or any of its assets arising out of or relating to this Agreement shall be brought exclusively in the courts of the State of Delaware or, if it has subject matter jurisdiction, the United States District Court for the District of Delaware, and each Party hereby irrevocably and unconditionally consents and submits to the exclusive jurisdiction of such courts over the subject matter of any such Proceeding.

(b)            Each Party irrevocably waives and agrees not to raise any objection it might now or hereafter have to any such Proceeding in any such court including any objection that the place where such court is located is an inconvenient forum or that there is any other Proceeding in any other place relating in whole or in part to the same subject matter. Each Party irrevocably consents to process being served by any Party in any Proceeding by delivery of a copy thereof in accordance with the provisions of Section 4.6 and agrees that nothing in this Agreement will affect the right of any Party to serve process in any other manner permitted by applicable Legal Requirements.

(c)            EACH PARTY HEREBY ACKNOWLEDGES AND AGREES THAT ANY DISPUTE OR CONTROVERSY WHICH MAY ARISE UNDER OR RELATE TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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4.9.            No Third-Party Beneficiaries. Nothing in this Agreement is intended or shall be construed to give any Person, other than the Parties, their successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

[Signature pages follow]

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IN WITNESS WHEREOF, the Parties, intending to be legally bound by the terms hereof, have caused this Agreement to be executed, under seal, as of the date first above written by their officers or other representatives thereunto duly authorized.

THE COMPANY:

LORAL SPACE& COMMUNICATIONS INC.

By:	/s/ Avi Katz
	Name:	Avi Katz
	Title:	President, General Counsel and Secretary

[Signature Page to Subscription Agreement]

THE SUBSCRIBER:

TELESAT PARTNERSHIP LP

By:	Telesat Corporation, its general partner

By:	/s/ Christopher S. DiFrancesco
	Name:	Christopher S. DiFrancesco
	Title:	Vice President, General Counsel and Secretary

[Signature Page to Subscription Agreement]